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                SECURITIES & EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20449

                            FORM 8-K

                     CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   July 24, 2006

                   Ryan's Restaurant Group, Inc.
     (Exact Name of Registrant as Specified in Its Charter)

                 Commission File Number 0-10943

       South Carolina                         57-0657895
(State or Other Jurisdiction    (IRS Employer Identification No.)
      of Incorporation)

                  405 Lancaster Avenue (29650)
                       Post Office Box 100
                           Greer, SC 29652
      (Address of principal executive offices)  (Zip Code)

Registrant's telephone number (including area code):
                                                 (864) 879-1000

                           Not Applicable
                 (Former Name or Former Address,
                  if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written  communications pursuant to Rule  425  under  the
Securities Act (17 CFR 230.425)

[X]   Soliciting  material  pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01.  Entry into a Material Definitive Agreement

Merger Agreement

     On July 24, 2006, Ryan's Restaurant Group, Inc. ("Ryan's"), entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among Ryan's, Buffets, Inc. ("Buffets"), a Minnesota corporation and a wholly owned subsidiary of Buffets Holdings, Inc. and Buffets Southeast, Inc., a South Carolina corporation and wholly owned subsidiary of Buffets ("Merger Sub"), pursuant to which Merger Sub will merge with and into Ryan's, with Ryan's as the surviving corporation (the "Merger"). Other than the Merger Agreement, there is no material relationship between Ryan's and either of Buffets or Merger Sub.

     Pursuant to the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of Ryan's common stock, par value $1.00 per share (the "Shares"), other than any Shares owned by Buffets or Merger Sub, will be canceled and will be automatically converted into the right to receive $16.25 in cash, without interest. South Carolina law does not provide for dissenters' rights in connection with the Merger. Also, at the effective time of the Merger, each outstanding option to purchase Ryan's common stock (all of which are vested or would vest as a consequence of the Merger) will be canceled and will be automatically converted into the right to receive the excess, if any, of the $16.25 price over the option exercise price for each underlying share.

     The parties to the Merger Agreement made customary representations and warranties and covenants, including covenants made by Buffets to use commercially reasonable efforts to complete the financing necessary to effect the Merger and covenants made by Ryan's (i) to obtain the requisite approval of Ryan's stockholders, (ii) to conduct its business between the date of the signing of the Merger Agreement and the closing of the Merger and (iii) subject to certain exceptions, not to solicit, enter into discussions regarding, or provide information in connection with, alternative transactions. None of the representations or warranties made by either party survive the closing of the Merger.

     The Merger is expected to be completed in the fourth quarter of 2006, subject to the receipt of the necessary financing by Buffets and regulatory approvals as well as other customary closing conditions, including, among others, (i) approval by Ryan's stockholders and (ii) the absence of any order or injunction prohibiting the consummation of the Merger.

     The Merger Agreement contains certain termination rights for both Ryan's and Buffets. The Merger Agreement provides that, upon termination under specified circumstances, Ryan's would be required to pay Buffets a termination fee of $25 million, including up to $10 million for expenses incurred by Buffets. The Merger Agreement further provides that, upon termination under specified circumstances, Merger Sub would be required to pay Ryan's a termination fee of $7.5 million.

     An independent committee of Ryan's Board of Directors, consisting of certain members of Ryan's Board of Directors who are not members of management (the "Independent Committee"), unanimously recommended to the Ryan's Board of Directors that it approve the Merger Agreement. Brookwood Associates, LLC, served
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as financial advisor to the Independent Committee and rendered  a fairness opinion to the Independent Committee as to the fairness, from a financial point of view, of the consideration to be received by Ryan's stockholders (other than the Buffets or the Merger Sub) in the Merger. The Merger Agreement was unanimously approved by the boards of directors of Ryan's and Buffets.

     The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement. The Merger Agreement is attached as Exhibit 2.1 hereto and by this reference is incorporated herein. A press release, issued on July 25, 2006, announcing the Merger Agreement, is attached as Exhibit 99.1 hereto.

Amendment to Rights Agreement

     Prior to entering into the Merger Agreement, on July 24, 2006, Ryan's and American Stock Transfer & Trust Company entered into an amendment (the "Amendment") to the Rights Agreement, dated as of February 18, 2005, as amended (the "Rights
Agreement") that provides that neither the execution of the Merger Agreement, nor the announcement or consummation of the Merger, will trigger the provisions of the Rights Agreement. The Amendment also provides that the Rights Agreement will terminate upon the effective time of the Merger.

     The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as
Exhibit 4.1 hereto and is incorporated herein by reference.

Item 3.03. Material Modifications to Rights of Securityholders.

     Prior to entering into the Merger Agreement, on July 24, 2006, Ryan's and American Stock Transfer & Trust Company entered into the Amendment to the Rights Agreement in order to make the common stock purchase rights issued under the Rights Agreement inapplicable to the Merger, the Merger Agreement and the other transactions contemplated by the Merger Agreement. The Amendment is described in more detail under Item 1.01 above under the caption "Amendment to Rights Agreement."

Item 5.01. Changes of Control of Registrant.

      If the Merger is consummated, there will be a change in control of Ryan's. See the disclosure regarding the Merger and the Merger Agreement under Item 1.01 above for additional information.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

     In connection with the proposed transaction, Ryan's plans to file with the SEC a Proxy Statement. Stockholders of Ryan's are urged to read the Proxy Statement and any other relevant documents filed with the SEC when they are available because they will contain important information about Ryan's, the Merger and related matters. The final Proxy Statement will be mailed to Ryan's stockholders. Ryan's stockholders will be able to obtain copies of the Proxy Statement, when they become available, as
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well  as other filings with the SEC that will be incorporated  by reference  into  such  documents,  containing  information  about
Ryan's,   without   charge,   at   the   SEC's   Internet    site
(http://www.sec.gov). These documents may also be obtained for free from Ryan's by directing a request to Ryan's Restaurant Group, Inc., Investor Relations, Ryan's Restaurant Group, Inc., Post Office Box 100, Greer, South Carolina 29652 or at Ryan's Restaurant Group, Inc.'s Investor Relations page on its corporate website at www.ryans.com.

     Ryan's and its respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Ryan's stockholders in respect of the proposed merger. Information regarding Ryan's directors and executive officers is available in Ryan's proxy statement for its 2006 annual meeting of stockholders, which is filed with the SEC. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

     Statements herein or in the attachments to this Report regarding the proposed Merger, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about future expectations constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon current beliefs and expectations and are subject to significant risks and uncertainties. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including: the ability to obtain governmental approvals of the transaction on the proposed terms and schedule and the ability of Buffets to achieve synergies in connection with the merger and the integration of Ryan's successfully into its business. Each of Buffets Holdings, Inc., and Ryan's disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

     Additional  factors  that  may  affect  future  results  are contained in each company's filings with the Securities and Exchange Commission ("SEC"), including Buffets Holdings, Inc.'s Annual Report on Form 10-K for the year ended June 29, 2005 and Ryan's Annual Report on Form 10-K for the year ended December 28, 2005, each of which is available at the SEC's Web site http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward looking statements as a result of developments occurring after the date hereof is hereby disclaimed.
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Item 9.01 Financial Statements and Exhibits
(c)  Exhibits

Exhibit Number Description of Exhibit
2.1            Agreement and Plan of Merger dated as of July  24,
               2006 among Ryan's Restaurant Group, Inc., Buffets,
               Inc. and Buffets Southeast, Inc.

4.1            Second  Amendment to Shareholder Rights Agreement,
               dated   as  of  July  24,  2006,  between   Ryan's
               Restaurant Group, Inc. and American Stock Transfer
               & Trust Company.

99.1           Press   release   with  respect  to   the   Merger
               Agreement.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              RYAN'S RESTAURANT GROUP, INC.


Date: July 25, 2006         By:/s/Fred T. Grant, Jr.
                               Name:  Fred T. Grant, Jr.
                               Title: Senior Vice President  -
                                        Finance
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(c)  Exhibits

Exhibit Number Description of Exhibit
2.1            Agreement and Plan of Merger dated as of July  24,
               2006 among Ryan's Restaurant Group, Inc., Buffets,
               Inc. and Buffets Southeast, Inc.

4.1            Second  Amendment to Shareholder Rights Agreement,
               dated   as  of  July  24,  2006,  between   Ryan's
               Restaurant Group, Inc. and American Stock Transfer
               & Trust Company.

99.1           Press   release   with  respect  to   the   Merger
               Agreement.

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